Management Discussion and First Quarter Report 2006 Tri-Continental Corporation an investment you can live with

Tri-Continental Corporation

This Management Discussion is intended only for the information of Stockholders who have received the current prospectus for Tri-Continental Corporation. You should consider the investment risks, charges, and expenses of Tri-Continental before purchasing shares. The prospectus, which contains information about these factors and other information, should be read carefully before purchasing shares. The prospectus may be obtained by calling Stockholder Services at 800-TRI-1092.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice. Tri-Continental is actively managed, and its holdings are subject to change. For a complete listing of portfolio holdings, please consult Tri-Continental’s first quarter report.

TRI-CONTINENTAL MANAGEMENT DISCUSSION
Interview with Your Portfolio Managers, Jack Cunningham and Michael McGarry

What were Tri-Continental’s investment results for the three months ended March 31, 2006?

For the three months ended March 31, 2006, Tri-Continental posted a total return of 4.74% based on net asset value and 9.32% based on market price. During the same period, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) returned 4.21%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned 4.75% .

What market conditions and events materially affected Tri-Continental’s performance during the period?

The US equity market began the year on a strong note, with Tri-Continental and the S&P 500 both ending the first quarter with solid investment results. In the broad equity market, smaller-cap and emerging markets stocks posted the largest gains for the period. In terms of performance within the benchmark S&P 500, Telecommunication Services led the way, followed by Energy, Materials, and Industrials. Utilities trailed all other sectors in the benchmark, posting negative results for the period.

Despite weaker economic growth in the fourth quarter of 2005, the first quarter of 2006 started off on a more positive note. GDP growth accelerated during the period, due in part to mild January weather. We saw a surge in merger and acquisition activity, with several sizeable deals announced during the period, including AT&T’s acquisition of BellSouth, Lucent’s merger with Alcatel, and Capital One’s acquisition of NorthFork Bank.

As expected, the Federal Reserve increased the fed funds rate at the end of January and March. The next Federal Open Market Committee meeting is scheduled for May 10th, and we expect another increase in the fed funds rate to 5%. Longer-term interest rates (as measured by the 10-Year US Treasury) also increased during the quarter, so we were encouraged by the S&P 500’s rally, despite this up-tick in rates.

Not part of first quarter report

1

Tri-Continental Corporation

What investment strategies and techniques materially affected Tri-Continental’s performance during the period?

We did not make any significant changes to Tri-Continental’s portfolio construction in the first quarter. Information Technology remained the largest sector weight for Tri-Continental as well as the largest contributing sector to investment results for the period. Strong stock selection within technology, particularly communications equipment companies such as Cisco Systems and Corning, enabled the Corporation to post a sector return nearly double that of its benchmark for the period. The portfolio’s Telecommunication Services holdings also contributed to Tri-Continental’s investment results, with BellSouth leading the group.

Stock selection within Health Care further added to the Corporation’s investment results for the period. The portfolio was overweight in the sector, relative to the benchmark, and strong stock selection drove Tri-Continental’s relative outperformance. Within Health Care, pharmaceutical companies Andrx and Pfizer were top contributors. Andrx agreed to be acquired by Watson Pharmaceuticals in March. Pfizer rebounded from a very weak fourth quarter in 2005.

Areas of relative underperformance for Tri-Continental included Financials, Energy, Materials, and Utilities. The underperformance in Financials was primarily driven by adverse stock selection. An overweight in Materials contributed modestly to performance, however, adverse stock selection, particularly from packaging and container company Smurfit-Stone and chemical giant Dow, resulted in an overall negative return for Tri-Continental within the sector. We added modestly to our Energy weighting during the quarter, but remained underweight versus the benchmark. While on an absolute basis, both Tri-Continental and the benchmark posted solid gains in the Energy sector, a combination of stock selection and our underweight in the sector resulted in relative underperformance in Energy for the period. The Utilities sector was the worst performing sector for both Tri-Continental and the benchmark, however, the Corporation’s underweight relative to the benchmark offset some stock-specific weakness. Utilities was the smallest sector allocation in Tri-Continental’s portfolio, with a less than 1% weighting during the quarter.

What is your outlook?

Looking forward, our full-year expectations have not changed. We still expect the S&P 500 to deliver high single-digit to low double-digit returns for the year. The first quarter of 2006 was an encouraging start. We anticipate that continued M&A activity will serve as a positive catalyst for the market throughout much of the year. We are monitoring inflation closely, particularly in light of the sharp rise in commodity prices year-to-date. While core inflation measures remain moderate, we are concerned about the potential upward bias to these levels. With 10-Year US Treasury rates surpassing 5%, we would not be surprised to see the US equity market pause as investors assess interest rates, inflation, the Fed, and the economy in general. We continue to expect decelerating GDP growth and corporate profit growth, but do not anticipate that this will hinder the market in any broad sense.

Not part of first quarter report

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Tri-Continental Corporation

FIRST QUARTER REPORT 2006

May 9, 2006

To the Stockholders:

     Your first quarter Stockholder report for Tri-Continental Corporation follows this letter. The report contains Tri-Continental’s investment results and a portfolio of investments.

     For the three months ended March 31, 2006, Tri-Continental posted a total return of 4.74% based on net asset value (NAV). In addition, the discount to net asset value narrowed to 12.5% from 16.2% . As a consequence, the total return on Tri-Continental’s market price was 9.32% . During the same period, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) returned 4.21%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned 4.75% .

     We are continuing to make progress at offsetting the Corporation’s accumulated loss. The accumulated loss carryforward has decreased from $2.60 on December 31, 2005 to $1.75 on April 30, 2006, representing a 33% decrease. Further, Tri-Continental’s NAV has continued to rise. As of April 30, 2006, Tri-Continental’s NAV was $23.49.

     Tri-Continental held its 76th Annual Meeting of Stockholders on May 4, 2006 in Baltimore, Maryland. The preliminary tabulation of Stockholder votes indicates that the three incumbent Directors up for re-election received a significant majority of the total votes cast, but the vote is a few percentage points short of the required majority of all outstanding shares. The final results for the election of Directors and a cumulative voting proposal are not expected to be available for a few weeks, while the independent inspector of election tabulates votes cast by proxy and at the meeting. When the final results are certified, they will be announced promptly. Under Maryland law and Tri-Continental’s Bylaws, the incumbent Directors will continue in office until such time as successors are elected and qualify. Based on the preliminary vote count, it appears that Stockholders ratified the appointment of Deloitte & Touche LLP as independent auditors for 2006.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many more years to come.

     By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

Tri-Continental Corporation

Investment Results Per Common Share
TOTAL RETURNS
For Periods Ended March 31, 2006

		Average Annual

	Three	One	Two	Three	Five	Ten
	Months*	Year	Years	Years	Years	Years

Market Price	9.32%	15.29%	9.98%	17.94%	2.07%	7.17%
Net Asset Value	4.74	11.14	8.76	17.04	2.34	6.42
Lipper Closed-End
Growth & Income
Funds Average**	4.75	12.35	10.42	18.16	5.63	8.31

S&P 500 Index**	4.21	11.72	9.17	17.21	3.97	8.95

PRICE PER SHARE

	March 31, 2006	December 31, 2005

Market Price	$20.24	$18.58
Net Asset Value	23.13	22.16

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Three Months Ended March 31, 2006

	Capital Gain

Dividends Paid‡	Realized†	Unrealized††	SEC 30-Day YieldØ

$0.07	$0.56	$0.72	1.45%

Performance data quoted represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

*	Returns for periods of less than one year are not annualized.
**	The Lipper Closed-End Growth & Income Funds Average (the “Lipper Average”) and the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Average measures the performance of closed-end funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $0.625 per share.
†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future realized capital gains.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 2006.
Ø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2006, has been computed in accordance with SEC regulations and will vary.
1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Tri-Continental Corporation

Largest Portfolio Changes
January 1, 2006 to March 31, 2006

Largest Purchases	Largest Sales

Abercrombie & Fitch Co. Class A*	Albertson’s, Inc.**
Yahoo! Inc.*	Andrx Corp.**
Cogent, Inc.*	Amdocs Limited**
Halliburton Company*	Microsoft Corp.
UnitedHealth Group Incorporated*	Wal-Mart Stores, Inc.
Sunoco, Inc.*	Prudential Financial, Inc.**
Kohl’s Corporation*	Tyco International Ltd.
Murphy Oil Corporation*	Merck & Co., Inc.**
UST Inc.	Limited Brands, Inc.**
WellPoint Inc.	Broadcom Corporation Class A**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period
**	Position eliminated during the period

Ten Largest Equity Holdings†
March 31, 2006

	Cost	Value
	(000s)	(000s)

General Electric Company	$96,650	$87,894
Citigroup Inc.	63,661	70,393
Altria Group, Inc.	37,784	59,202
Microsoft Corp.	58,867	58,181
Bank of America Corporation	52,386	56,339
Exxon Mobil Corporation	34,437	55,202
International Business Machines Corporation	48,667	48,651
JPMorgan Chase & Co.	42,660	47,886
Pfizer Inc.	68,910	47,334
BellSouth Corporation	30,178	40,021

	$534,200	$571,103

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes short-term holdings.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2006

	Shares		Value

COMMON STOCKS
AND WARRANTS 93.6%
AEROSPACE AND
DEFENSE 1.6%
General Dynamics Corporation	197,000		$12,604,060
Honeywell International Inc.	663,700		28,386,449

			40,990,509

AIR FREIGHT AND
LOGISTICS 0.5%
FedEx Corp.	100,810		11,385,481

BEVERAGES 1.9%
Coca-Cola Company (The)	513,300		21,491,871
Coca-Cola Enterprises Inc.	636,100		12,938,274
PepsiCo, Inc.	213,100		12,315,049

			46,745,194

BIOTECHNOLOGY 2.0%
Amgen Inc.*	327,700		23,917,184
Pharmion Corporation*	1,401,625		25,271,299

			49,188,483

BUILDING PRODUCTS 0.5%
Masco Corporation	377,300		12,258,477

CAPITAL MARKETS 2.6%
Bank of New York
Company, Inc. (The)	633,500		22,831,340
Merrill Lynch & Co. Inc.	360,300		28,377,228
Morgan Stanley	241,670		15,181,709

			66,390,277

CHEMICALS 2.5%
Dow Chemical Co. (The)	591,000		23,994,600
E.I. Du Pont de Nemours
and Company	599,400		25,300,674
Praxair, Inc.	238,300		13,142,245

			62,437,519

COMMERCIAL BANKS 3.3%
Bank of America Corporation	1,237,140		56,339,356
Wachovia Corporation	483,163		27,081,286

			83,420,642

COMMERCIAL SERVICES
AND SUPPLIES 1.6%
Cendant Corporation	1,497,600		25,983,360
Waste Management Inc.	375,100	(1)	13,241,030

			39,224,390

	Shares or
	Warrants

COMMUNICATIONS
EQUIPMENT 6.1%
Cisco Systems, Inc.*	1,607,380	shs.	34,839,961
Corning Incorporated*	1,218,300		32,784,453
Lucent Technologies, Inc.*	6,802,800		20,748,540
Lucent Technologies, Inc.
(exercise price of $2.75,
expiring 12/10/2007)*	11,224,425	wts.	7,015,266
Nokia Corp. (ADR)	1,886,000	shs.	39,077,920
QUALCOMM Inc.	351,500		17,787,658

			152,253,798

COMPUTERS AND
PERIPHERALS 4.2%
Apple Computer, Inc.*	270,500		16,964,408
EMC Corporation*	2,118,100		28,869,703
International Business
Machines Corporation	589,920		48,650,702
Seagate Technology	413,600		10,890,088

			105,374,901

CONTAINERS AND
PACKAGING 1.3%
Smurfit-Stone
Container Company*	2,322,400		31,491,744

DIVERSIFIED CONSUMER
SERVICES 0.5%
ServiceMaster Company (The)	881,200		11,561,344

DIVERSIFIED FINANCIAL
SERVICES 5.1%
CIT Group Inc.	205,000		10,971,600
Citigroup Inc.	1,490,430		70,393,009
JPMorgan Chase & Co.	1,150,000		47,886,000

			129,250,609

DIVERSIFIED
TELECOMMUNICATION
SERVICES 2.2%
BellSouth Corporation	1,155,000		40,020,750
Citizens Communications
Company	1,119,000		14,849,130

			54,869,880

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 0.4%
Symbol Technologies, Inc.	1,019,400		10,785,252

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2006

	Shares	Value

ELECTRIC UTILITIES 0.5%
American Electric Power
Company, Inc.	167,300	$5,691,546
Southern Company	177,100	5,803,567

		11,495,113

ENERGY EQUIPMENT
AND SERVICES 1.1%
Halliburton Company	375,400	27,411,708

FOOD AND STAPLES
RETAILING 1.3%
CVS Corporation	668,200	19,959,134
Wal-Mart Stores, Inc.	275,420	13,010,841

		32,969,975

FOOD PRODUCTS 0.3%
Hershey Company (The)	138,300	7,223,409

HEALTH CARE EQUIPMENT
AND SUPPLIES 1.3%
Boston Scientific Corporation*	657,700	15,159,985
Medtronic, Inc.	367,300	18,640,475

		33,800,460

HEALTH CARE PROVIDERS
AND SERVICES 3.2%
Aetna Inc.	265,000	13,022,100
HCA Inc.	323,600	14,817,644
UnitedHealth Group
Incorporated	380,800	21,271,488
WellPoint Inc.*	415,900	32,203,137

		81,314,369

HOTELS, RESTAURANTS
AND LEISURE 0.8%
McDonald’s Corporation	617,100	21,203,556

INDUSTRIAL
CONGLOMERATES 4.2%
General Electric Company	2,527,150	87,894,277
Tyco International Ltd.	695,740	18,701,491

		106,595,768

INSURANCE 3.0%
Allstate Corporation (The)	146,100	7,613,271
American International
Group, Inc.	527,800	34,882,302
MetLife, Inc.	173,300	8,382,521
UnumProvident Corporation	489,300	10,020,864
XL Capital Ltd. Class A	243,800	15,630,017

		76,528,975

INTERNET SOFTWARE
AND SERVICES 3.6%
Google Inc. Class A*	90,000	34,766,550
McAfee Inc.*	560,400	13,634,532
Symantec Corporation*	903,274	15,242,749
Yahoo! Inc.*	792,800	25,603,476

		89,247,307

IT SERVICES 0.3%
First Data Corporation	171,900	8,048,358

MACHINERY 1.1%
Illinois Tool Works Inc.	284,380	27,388,638

MEDIA 5.1%
Clear Channel
Communications, Inc.	747,400	21,682,074
Comcast Corporation Class A*	732,500	19,209,812
News Corp. Class A	1,260,200	20,931,922
Time Warner Inc.	1,880,300	31,570,237
Univision Communications Inc.
Class A*	743,000	25,611,210
Viacom Inc. Class B*	253,350	9,829,980

		128,835,235

METALS AND MINING 0.8%
Alcoa Inc.	656,900	20,074,864

MULTI-UTILITIES 0.5%
Dominion Resources, Inc.	188,900	13,039,767

MULTILINE RETAIL 2.3%
Dollar General Corporation	1,450,300	25,626,801
Federated Department
Stores, Inc.	179,800	13,125,400
Kohl’s Corporation*	397,700	21,082,077

		59,834,278

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2006

	Shares		Value

OIL, GAS AND
CONSUMABLE FUELS 6.2%
Chevron Corporation	525,900		$30,486,423
ConocoPhillips	512,200		32,345,430
El Paso Corporation	510,700		6,153,935
Exxon Mobil Corporation	907,025	(1)	55,201,542
Murphy Oil Corporation	268,625		13,382,897
Sunoco, Inc.	238,600		18,508,202

			156,078,429

PHARMACEUTICALS 6.6%
Forest Laboratories, Inc.*	456,900		20,391,447
Johnson & Johnson	487,907		28,893,853
Lilly Eli & Company	225,700		12,481,210
Pfizer Inc.	1,899,438		47,333,995
Schering-Plough Corporation	325,100		6,173,649
Valeant Pharmaceuticals
International	1,310,000		20,763,500
Wyeth	627,000		30,422,040

			166,459,694

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 0.8%
Maxim Integrated Products, Inc.	534,400		19,855,632

SOFTWARE 5.1%
Business Objects S.A. (ADR)*	357,800		13,054,333
Cogent Inc.*	1,482,900		27,077,754
Mercury Interactive Corporation*	849,370		29,451,905
Microsoft Corp.	2,136,256		58,180,932

			127,764,924

SPECIALTY RETAIL 2.0%
Abercrombie & Fitch Co. Class A	541,200		31,551,960
The Home Depot, Inc.	415,800		17,588,340

			49,140,300

THRIFTS AND
MORTGAGE FINANCE 1.4%
Fannie Mae	400,300		20,575,420
Freddie Mac	223,700		13,645,700

			34,221,120

TOBACCO 3.7%
Altria Group, Inc.	835,480		59,202,113
UST Inc.	798,890		33,233,824

			92,435,937

	Shares or
	Shares Subject to Call

WIRELESS
TELECOMMUNICATION
SERVICES 2.1%
American Tower Corporation
Class A*	928,500	28,152,120
Sprint Nextel Corporation	981,900	25,372,296

		53,524,416

TOTAL COMMON STOCKS
AND WARRANTS		2,352,120,732

OPTIONS PURCHASED* 2.3%
BEVERAGES 0.2%
Coca-Cola Enterprise Inc. Call,
expiring January 2008 at $15	8,631	5,912,235

COMMUNICATIONS
EQUIPMENT 0.3%
Cisco Systems, Inc. Call,
expiring January 2008 at $17.50	4,999	3,349,330
Comverse Technology Inc. Call,
expiring January 2008 at $20	5,480	3,890,800

		7,240,130

COMPUTERS AND
PERIPHERALS 0.2%
Apple Computer Inc. Call,
expiring April 2006 at $85	1,747	8,735
Seagate Technology Call,
expiring January 2007 at $17.50	4,903	4,755,910

		4,764,645

HOTELS, RESTAURANTS
AND LEISURE 0.2%
McDonald’s Corporation Call,
expiring January 2008 at $30	6,562	5,085,550

INDUSTRIAL
CONGLOMERATES 0.1%
Tyco International Ltd. Call,
expiring January 2008 at $25	5,750	3,220,000

METALS AND MINING 0.1%
Alcoa Inc. Call,
expiring January 2008 at $25	4,026	3,301,320

See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2006

	Shares
	Subject to Call	Value

OIL, GAS AND
COSUMABLE FUELS 0.2%
ConocoPhillips Call,
expiring January 2007 at $75	9,348	$2,383,740
Exxon Mobil Corporation Call,
expiring January 2007 at $80	60,468	2,297,784

		4,681,524

PHARMACEUTICALS 0.0%
Valeant Pharmaceuticals
International Call,
expiring September 2006 at $20	694	20,820

SOFTWARE 0.4%
Activision, Inc. Call,
expiring January 2008 at $15	9,937	2,981,100
Mercury Interactive
Corporation Call,
expiring January 2008 at $20	4,628	8,006,440

		10,987,540

THRIFTS AND
MORTGAGE FINANCE 0.1%
Fannie Mae Call,
expiring September 2006 at $70	15,114	151,140
Freddie Mac Call,
expiring January 2008 at $55	2,073	2,363,220

		2,514,360

TOBACCO 0.5%
Altria Group Inc. Call,
expiring January 2008 at $70	3,108	3,014,760
Altria Group Inc. Call,
expiring January 2008 at $75	3,148	2,329,520
Altria Group Inc. Call,
expiring January 2008 at $80	6,841	3,694,140
Altria Group Inc. Call,
expiring January 2008 at $85	10,380	1,505,100
UST Inc. Call,
expiring July 2006 at $35	2,765	1,935,500

		12,479,020

TOTAL OPTIONS PURCHASED		60,207,144

	Partnership Interest or
	Principal Amount		Value

TRI-CONTINENTAL
FINANCIAL
DIVISION† 0.1%
WCAS Capital Partners II,
L.P	$4,301,124		$1,784,623
Whitney Subordinated
Debt Fund, L.P.	1,507,882		410,272

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION			2,194,895

SHORT-TERM
HOLDINGS 3.6%
TIME DEPOSITS 1.8%
HSBC Bank Grand Cayman
4.781%, 4/3/2006	44,134,000		44,134,000
US TREASURY NOTES 1.8%
US Treasury Notes 2.25%,
4/30/2006	44,650,000	(1)	44,568,801

TOTAL SHORT-TERM
HOLDINGS			88,702,801

TOTAL
INVESTMENTS 99.6%			2,503,225,572

OTHER ASSETS LESS
LIABILITIES 0.4%			9,720,329

NET INVESTMENT
ASSETS 100.0%			$2,512,945,901

See footnotes on page 8.

Tri-Continental Corporation

Schedule of Options Written (unaudited)
March 31, 2006

	Shares
	Subject to Call/Put	Value

CALL OPTIONS
WRITTEN
Exxon Mobil Corporation,
expiring April 2006 at $60	166,300	$(257,765)
Waste Management Inc.,
expiring April 2006 at $32.50	220,300	(616,840)

		(874,605)

PUT OPTIONS WRITTEN
Comverse Technology Inc.,
expiring April 2006 at $22.50	243,000	(97,200)
Nextel Partners Inc. Class A,
expiring January 2007 at $30	2,000	(3,300)
Sunoco, Inc., expiring
April 2006 at $75	102,600	(133,380)
Valeant Pharmaceuticals
International, expiring
April 2006 at $17.50	160,600	(273,020)

		(506,900)

TOTAL OPTIONS WRITTEN		$(1,381,505)

*	Non-income producing security.

**	The cost of investments for federal income tax purposes was $2,427,294,063. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $226,965,410 and $(151,352,176), respectively.

†	At March 31, 2006, the Tri-Continental Financial Division comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at March 31, 2006, were as follows:

Investment	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,301,124	$1,784,623
Whitney Subordinated Debt Fund, L.P.	7/12/89 to 11/10/98	1,507,882	410,272

Total		$5,809,006	$2,194,895

(1)	All or part of the security is held as collateral for options written. As of March 31, 2006, the value of securities held as collateral was $40,825,836.
ADR - American Depositary Receipt.

Security Valuation - Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $4,000 per year to a Traditional IRA for 2006. A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA for 2006. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2006 is less than $50,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $75,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditonal IRA of up to $1000. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth

Tri-Continental Corporation

Stockholder Services (continued)

IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $44,000 per participant. For retirement plan purposes, no more than $220,000 may be taken into account as earned income under the plan in 2006. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $12,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $24,000 a year.

Stock Repurchase Program. On November 17, 2005, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 5% of the Corporation’s shares during the period from January 1, 2006 through December 31, 2006, provided that the discount of a share’s market price to its net asset value (“NAV”) remains greater than 10%. The stock repurchase plan seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of outstanding shares, increase the liquidity of Tri-Continental’s common stock, and reduce the dilutive impact on Stockholders who do not take capital gains distributions, when such distributions are made, in additional shares.

     Between January 1, 2006 and March 31, 2006, 1.1 million shares were repurchased. This is approximately 1.0% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue through December 31, 2006, as long as the discount remains above 10%.

Tri-Continental Corporation

Board of Directors

John R. Galvin (1,3)		Leroy C. Richie (1,3)
Dean Emeritus, Fletcher School of Law		Counsel, Lewis & Munday, P.C.
and Diplomacy at Tufts University		Chairman and Chief Executive Officer,
Chairman Emeritus, American Council		Q Standards Worldwide, Inc.
on Germany		Director, Kerr-McGee Corporation, Infinity, Inc.
and Vibration Control Technologies, LLC
Alice S. Ilchman (2,3)		Lead Outside Director, Digital Ally Inc.
President Emerita, Sarah Lawrence College		Director and Chairman, Highland Park Michigan
Director, Jeannette K. Watson Fellowship and Public		Economic Development Corp.
Broadcasting Service		Chairman, Detroit Public Schools Foundation
Trustee, Committee for Economic Development
Governor of the Court of Governors, London School		Robert L. Shafer (2,3)
of Economics		Ambassador and Permanent Observer of the Sovereign
Military Order of Malta to the United Nations
Frank A. McPherson (2,3)
Retired Chairman of the Board and Chief Executive		James N. Whitson (1,3)
Officer, Kerr-McGee Corporation		Retired Executive Vice President and Chief Operating
Director, DCP Midstream GP, LLP, Integris Health.		Officer, Sammons Enterprises, Inc.
Oklahoma Chapter of the Nature Conservancy,		Director, CommScope, Inc.
Oklahoma Medical Research Foundation,
Boys and Girls Clubs of Oklahoma,		Brian T. Zino
Oklahoma City Public Schools Foundation, and		Director and President,
Oklahoma Foundation for Excellence in Education		J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Betsy S. Michel (1,3)		Director, ICI Mutual Insurance Company,
Trustee, The Geraldine R. Dodge Foundation		Seligman Advisors, Inc., and Seligman Services, Inc.
Member of the Board of Governors,
William C. Morris		Investment Company Institute
Chairman, J. & W. Seligman & Co. Incorporated,
Carbo Ceramics Inc., Seligman Advisors, Inc.
and Seligman Services, Inc.	Member:	(1) Audit Committee
Director, Seligman Data Corp.		(2) Director Nominating Committee
President and Chief Executive Officer,		(3) Board Operations Committee
The Metropolitan Opera Association

Tri-Continental Corporation

Executive Officers

William C. Morris	Michael F. McGarry
Chairman	Vice President
Brian T. Zino	Thomas G. Rose
President and Chief Executive Officer	Vice President
John B. Cunningham	Lawrence P. Vogel
Vice President	Vice President and Treasurer
Eleanor T. M. Hoagland	Frank J. Nasta
Vice President and Chief Compliance Officer	Secretary
Charles W. Kadlec
Vice President

Additional Fund Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

Tri-Continental Corporation
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864

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CETRI3a 3/06